UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        March 29, 2013

VII Peaks-KBR Co-Optivist Income BDC II, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-54615	45-2918121
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

255 Shoreline Drive, Suite 428
Redwood City, California	94065
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (877) 700-0527

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 29, 2013, the Board of Directors of VII Peaks-KBR Co-Optivist Income BDC II, Inc. announced the record date for the proxy materials as March 15, 2013.

On March 29, 2013, the Board of Directors of VII Peaks-KBR Co-Optivist Income BDC II, Inc. approved the second amendment to the Expense Reimbursement Agreement by and between VII Peaks-KBR Co-Optivist Income BDC II, Inc., and VII Peaks-KBR BDC Advisor II, LLC, originally adopted on November 9, 2012. A copy of the updated Expense Reimbursement Agreement is appended hereto.

Item 9.01 Financial Statements and Exhibits

99.1 Expense Reimbursement Agreement, dated November 9, 2012 and amended February 27, 2013 and March 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VII Peaks-KBR Co-Optivist Income BDC II, Inc.
April 2, 2013
	By:	/s/ Gurpreet S. Chandhoke
Gurpreet S. Chandhoke
Chairman of the Board of Directors,
Chief Executive Officer and President